SEPTEMBER 28, 2017

SUPPLEMENT TO

THE HARTFORD FLOATING RATE HIGH INCOME FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

SUMMARY PROSPECTUS DATED MARCH 1, 2017

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

Effective immediately, David B. Marshak and Jeffrey W. Heuer, CFA are added as portfolio managers to The Hartford Floating Rate High Income Fund (the “Fund”). Michael Bacevich will continue to lead the portfolio management for the Fund and Messrs. Marshak and Heuer will work closely with Mr. Bacevich on portfolio construction and investment research. Accordingly, under the heading “Management,” the following is added after the information for Mr. Bacevich:

Portfolio Manager	Title	Involved with Fund Since
David B. Marshak	Managing Director and Fixed Income Portfolio Manager	2012
Jeffrey W. Heuer, CFA	Managing Director and Fixed Income Portfolio Manager	2012

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7340	September 2017